Acquisitions of ITS	12 Months Ended
Dec. 31, 2014
Business Combinations [Abstract]
Acquisition of ITS
Acquisition of ITS
On April 22, 2013 we acquired International Tubular Services Limited (ITS) and related assets (the ITS Acquisition) for an initial purchase price of $101 million paid at the closing of the ITS Acquisition. An additional $24 million was deposited into an escrow account, which is payable to the seller or to us, as the case may be, in accordance with the ITS Acquisition agreement (the Acquisition Agreement). As of December 31, 2014, $10.5 million of the cash deposited in escrow has been released to the seller. Additionally, during the year ended December 31, 2014, we received $2.75 million from the escrow to reimburse the Company for certain post-acquisition expenditures. The reimbursements were recorded as a reduction to general and administrative expense on our consolidated statement of operations.
Fair value of Consideration Transferred
The following details the fair value of the consideration transferred to effect the ITS Acquisition (dollars in thousands):

Dollars in thousands
Cash paid to, or on behalf of, ITS and its equity holders	$101,000
Cash deposited in escrow	19,000
Fair value of contingent consideration deposited in escrow for assets not acquired (1)	5,000
Total fair value of the consideration transferred	$125,000
(1) Based on the terms of the Acquisition Agreement, $5 million of the $24 million in escrow to be paid to the seller was contingent upon certain future liabilities that could become due by ITS in certain jurisdictions. Any payments in relation to these liabilities would be deducted from the $5 million escrow amount and the net balance of the escrow would be paid to the seller. During the year ended December 31, 2014, the escrow agent released $2 million to the seller, leaving $3 million remaining in escrow at December 31, 2014. We anticipate the balance of $3 million will be paid to the seller. Based on the payments and recoveries out of escrow, the estimated fair value of the consideration in escrow related to these liabilities is $3 million. Any changes to the fair value of the contingent consideration in the future of less than $3 million will result in recording a receivable from escrow which will be recorded at fair value. We do not expect to recover any further amounts from escrow related to the contingent consideration; therefore, as of December 31, 2014, the fair value of the receivable was zero.
Allocation of Consideration Transferred to Net Assets Acquired
We have finalized the determination of the fair values of the assets acquired and liabilities assumed as set forth below. The acquired assets and assumed liabilities were subject to adjustment during a one-year measurement period subsequent to the ITS Acquisition as permitted under GAAP. The estimated fair values of certain assets and liabilities, primarily receivables, intangible assets, property, plant and equipment, taxes, contingencies and noncontrolling interests required judgments and assumptions that resulted in adjustments made to these estimates during the measurement period. The measurement period adjustments were recorded to reflect new information obtained about facts and circumstances existing as of the date of the ITS Acquisition and did not result from subsequent intervening events.

The following details the allocation of consideration transferred to net assets acquired in the ITS Acquisition:

Dollars in thousands	April 22, 2013
Cash and cash equivalents	$7,009
Accounts and notes receivable, net (1)	48,184
Other current assets	1,803
Accounts payable and accrued liabilities	(35,156)
Accrued income taxes	(1,251)
Working capital excluding rig materials and supplies	20,589
Rig materials and supplies	11,514
Property, plant and equipment, net (2)	72,935
Investment in joint venture	4,134
Other noncurrent assets	2,818
Total tangible assets	111,990
Deferred income tax assets - current	222
Deferred income tax assets - noncurrent (3)	11,640
Intangible assets (4)	8,500
Total assets acquired	132,352
Other long-term liabilities	(211)
Long-term deferred tax liability	(2,796)
Net assets acquired	129,345
Less: Noncontrolling interest (5)	(4,345)
Total consideration transferred	$125,000

1)
Our provisional allocation included $54.7 million of gross contractual accounts receivable. During the 2013 fourth quarter, adjustments of $1.2 million were recorded as of December 31, 2013 resulting in final fair value of gross accounts receivable of $55.9 million. These adjustments were recorded to reflect recognition of receivables for revenue earned prior to the acquisition date. Additionally, the initial allocation included $5.9 million of allowance for doubtful accounts. During the 2014 first quarter, we recorded an additional $1.9 million allowance to reserve against receivables that existed as of the acquisition date and were deemed to be uncollectible based on information obtained during the measurement period that existed, but was unknown to us, at the time of acquisition.

2)
Our provisional allocation included $39.2 million of accounts payable and accrued liabilities. During the 2013 third quarter we recorded a reclassification of $4.0 million to reclassify reserves to property, plant, and equipment. This reclassification was reflected in our December 31, 2013 consolidated balance sheet but was not included in our disclosure of the Allocation of Consideration Transferred to Net Assets Acquired as of December 31, 2013. We have corrected this as of March 31, 2014 and do not believe the reclassification is material to our previously reported disclosure.

3)
Management determined that the fair value of the net assets acquired less noncontrolling interest equaled consideration paid; therefore, no goodwill was recorded. Our provisional allocation included an adjustment of $40.2 million to reduce the historical carrying value of the acquired property, plant and equipment to its estimated fair value at the date of acquisition. The measurement period adjustments to receivables, deferred income taxes, intangibles, and noncontrolling interests directly impacted the determination of the final fair value of the acquired property, plant and equipment, resulting in measurement period adjustments totaling $2.6 million to increase the fair value of property, plant and equipment.

4)
Our provisional allocation included $14.4 million of deferred tax assets. During the measurement period, adjustments of ($2.9) million and $0.4 million were recorded as of December 31, 2013 and March 31, 2014, respectively, resulting in final fair value of deferred tax assets of $11.9 million. Adjustments to deferred income tax assets primarily related to the differences between the final acquisition date fair value and tax basis of acquired property, plant and equipment.

5)
Our provisional allocation included $10.0 million and $0.2 million to reflect the estimated fair values of definite- and indefinite-lived intangible assets, respectively. During the 2013 fourth quarter we recorded adjustments of $1.5 million and $0.2 million to reduce the value of the definite- and indefinite-lived intangible assets down to $8.5 million and zero respectively. Our depreciation and amortization expense for the year ended December 31, 2013 reflects this valuation adjustment. Definite-lived intangible assets recorded in connection with the ITS Acquisition, which primarily relate to trade names, customer relationships, and developed technology, are being amortized over a weighted average period of approximately 3.4 years.

6)
Our provisional allocation included noncontrolling interest of $2.7 million. The estimated fair value of the noncontrolling interest was calculated as a percentage of the net assets acquired related to certain subsidiaries in which ITS holds less than a 100 percent controlling interest. The fair value of the net assets of these subsidiaries was primarily based on the income approach valuation model. During the 2014 first quarter, we obtained information about the acquired subsidiaries that existed at the date of acquisition which resulted in an increase in the acquisition date fair value of $1.6 million, resulting in a final fair value of the noncontrolling interest of $4.3 million.

The impacts to our December 31, 2013 consolidated balance sheet for the revisions to the provisional allocation made during the 2014 first quarter are as follows:

Dollars in thousands	Increase/(Decrease)
Accounts and notes receivable, net	$(1,859)
Total current assets	(1,859)
Property, plant and equipment	3,072
Deferred income tax assets - noncurrent	391
Total non-current assets	3,463
Total assets	$1,604

Long-term deferred tax liabilities	(60)
Total non-current liabilities	(60)
Total liabilities	$(60)

Noncontrolling interest	$1,664
Total liabilities and stockholder's equity	$1,604

The impact of the revisions to the provisional allocation recorded during the 2014 first quarter, including the impact to depreciation expense related to the increase in property, plant and equipment, are not material to our historical consolidated financial statements or disclosures.
Acquisition-Related Costs
Acquisition-related transaction costs, consisting of various advisory, compliance, legal, accounting, valuation and other professional or consulting fees, were nominal for the year ended December 31, 2014 and were $22.5 million for the year ended December 31, 2013. These costs were expensed as incurred and included in general and administrative expense on our consolidated condensed statement of operations. Debt issuance costs of $5.4 million associated with our $125.0 million term loan, fully funded by Goldman Sachs Bank USA as Sole Lead Arranger and Administrative Agent (the Goldman Term Loan) issued on April 18, 2013 were initially deferred to be amortized to interest expense over the life of the term loan. However, the Goldman Term Loan was repaid on July 30, 2013 with net proceeds from the issuance of $225.0 million aggregate principal amount of 7.50% Senior Notes due August 1, 2020 (the 7.50% Notes), and the unamortized deferred costs of $5.2 million were expensed during the third quarter of 2013.